SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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Check the appropriate box:

[X] Preliminary Proxy Statement    [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION
                                       ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                   CALIFORNIA DAILY TAX FREE INCOME FUND, INC.
                  CONNECTICUT DAILY TAX FREE INCOME FUND, INC.
                         INSTITUTIONAL DAILY INCOME FUND
                  NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

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                   CALIFORNIA DAILY TAX FREE INCOME FUND, INC.
                  CONNECTICUT DAILY TAX FREE INCOME FUND, INC.
                         INSTITUTIONAL DAILY INCOME FUND
                  NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
                               ------------------
                        IMPORTANT SHAREHOLDER INFORMATION

                               ------------------

     This document contains a Proxy Statement and proxy card(s) for the upcoming joint annual shareholder meeting of the Funds (the "Shareholder Meeting"). A proxy card is, in essence, a ballot. When you vote using a proxy card, you appoint an individual named on the card to act as your proxy at the actual Shareholder Meeting and you instruct that individual as to how to vote on your behalf at the Shareholder Meeting. The proxy card(s) may be completed by checking the appropriate box(es) and voting for or against the matters to be considered at the meeting. IF YOU SIMPLY SIGN THE PROXY CARD WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARDS OF DIRECTORS/TRUSTEES WITH RESPECT TO EACH ITEM CONSIDERED AT THE SHAREHOLDER MEETING.

     At the Shareholder Meeting, Shareholders will be asked to approve the re-election of the five current members of each Fund's Board of Directors/Trustees as well as the election of four new nominees to serve as Directors of the Funds, all of whom are experienced mutual fund directors. Shareholders will also be asked to approve a proposal to amend a fundamental policy for the Institutional Daily Income Fund which prohibits that Fund from engaging in securities lending or in an interfund lending program. These proposals are described in greater detail in the enclosed Proxy Statement. Please spend a few minutes with the Proxy Statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Funds will not need to conduct additional mailings.

     Please take a few moments to exercise your right to vote. Thank you.

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                   California Daily Tax Free Income Fund, Inc.
                  Connecticut Daily Tax Free Income Fund, Inc.
                         Institutional Daily Income Fund
                     New Jersey Municipal Income Fund, Inc.
                 (each, a "Fund" and collectively, the "Funds")

                                                                October 7, 2006

Dear Shareholder:


     Enclosed you will find a proxy statement for the annual meeting of Shareholders of the Funds to be held on December 6, 2006. At the annual meeting, Shareholders will be asked to approve the election of Directors/Trustees ("Directors") of the Funds as well as to approve a proposal to amend a fundamental investment policy for the Institutional Daily Income Fund ("IDIF") which prohibits IDIF from engaging in securities lending or interfund lending, even if permitted by applicable law (the "Proposals"). Generally, a fundamental policy is a policy that under federal law can only be changed with shareholder approval.


     With respect to the election of Directors, the Boards of Directors/Trustees of the Funds (the "Board") are asking shareholders to approve the re-election of the five current members of each Fund's Board (the "Current Directors") as well as the election of four new nominees to serve as Directors of the Funds (the "director/nominees"), all of whom are experienced mutual fund directors (the "Proposal"). With respect to the proposal regarding IDIF's fundamental investment restriction, the current fundamental restriction is not required by law and effectively prohibits the Fund from participating in securities lending or in an interfund lending program which the Securities and Exchange Commission ("SEC") has authorized through the issuance of an exemptive order to the Fund. The interfund lending program could enable IDIF to earn interest at higher rates on its uninvested cash that might otherwise be available. The Board of IDIF has approved the amendment of the fundamental policy and is recommending to Shareholders that they also approve this amendment. These Proposals are explained in more detail in the accompanying proxy statement, which I urge you to read. THE BOARDS OF DIRECTORS OF THE FUNDS RECOMMEND THAT SHAREHOLDERS VOTE FOR ALL NINE NOMINEES AND VOTE TO APPROVE THE AMENDMENT OF THE INVESTMENT RESTRICTION PROHIBITING SECURITIES LENDING.


     The Shareholder Meeting will be held at the offices of the Funds, 600 Fifth Avenue, New York, New York 10020. Shareholders of record as of the close of business on September 21, 2006 are entitled to vote at the Shareholder Meeting and any adjournment(s) of the meeting. While you are, of course, welcome to join us in person at the Shareholder Meeting, most mutual fund shareholders cast their votes by filling out and signing a proxy card, like the one enclosed. WHETHER OR NOT YOU PLAN TO ATTEND THE SHAREHOLDER MEETING, WE NEED YOUR VOTE. PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT THE MAXIMUM NUMBER OF SHARES MAY BE VOTED. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED IN THE ENCLOSED PROXY CARD(S). The attached Proxy Statement is designed to give you detailed information relating to the Proposal. We encourage you to support the Boards' recommendations.

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     The purpose of the Shareholder Meeting is to consider the Proposals as set forth in the proxy statement and to transact such other business as may be properly brought before the meeting or any adjournment(s) thereof. You should also note that the cost of the proxy will be borne by the Adviser and its affiliates, not the Funds or their shareholders.

YOUR VOTE IS IMPORTANT - PLEASE VOTE ALL PROXY CARDS RECEIVED PROMPTLY

     You may have received more than one proxy card. To ensure all of your shares are fully represented, please make sure to vote all of the proxy cards you have received. Your vote is important. Please do not hesitate to call ______________ if you have any questions about the proposal under consideration.

     Thank you for reviewing and responding to the enclosed materials. We value the trust and confidence you have shown us through your investment in the Funds and look forward to continuing to serve your investment needs in the future.

                                    Sincerely,

                                    Steven W. Duff
                                    President

     Shares of the Funds are distributed by Reich & Tang Distributors, Inc.

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                                IMPORTANT NOTICE

     Although we recommend that you read the complete Proxy Statement, for your convenience we have provided below a brief overview of the Proposals. The information provided under the "Questions and Answers" section below is qualified in its entirety by reference to the Proxy Statement.

     For ease of reference, this overview uses the term "Director" to refer to a member of any of the Boards of the Funds, regardless of whether, as a technical matter, the Fund in question is organized as a Massachusetts statutory trust or Maryland corporation and is governed by a Board of Trustees or Board of Directors. In addition, the Boards of Directors of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc. and New Jersey Daily Municipal Income Fund, Inc. and the Board of Trustees of Institutional Daily Income Fund are collectively referred to herein as the "Board of Directors," the "Board of the Funds" or the "Board." The California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc. New Jersey Daily Municipal Income Fund, Inc. and Institutional Daily Income Fund are referred to as the "Funds."

                              QUESTIONS AND ANSWERS

WHY AM I RECEIVING THIS PROXY STATEMENT?

          The Board of Directors of each Fund is asking you to vote on the following proposal:

          PROPOSAL: To elect nine members to the Boards of Directors of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Institutional Daily Income Fund, and New Jersey Daily Municipal Income Fund, Inc.

          The Board of Directors of the Institutional Daily Income Fund is also asking you to vote on the following proposal:

          PROPOSAL: to amend fundamental investment restriction no.14 regarding loans to read as follows:

          "The Fund may not make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies, (ii) the lending of its portfolio securities, (iii) the use of repurchase agreements, or (iv) the making of loans to affiliated funds as permitted by the 1940 Act, the rules and regulations thereunder, or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act."

WHY AM I BEING ASKED TO ELECT DIRECTORS?

     Each Board currently consists of five Directors, four of whom are not "interested persons," as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act") (an "Independent Director"), and one who is an "interested person," as such term is defined under the 1940 Act (an "Interested Director"). Each Board has determined to increase its size to nine and to add four new Independent Directors (together, the "Candidates"). The Funds are required by law, under certain circumstances which are discussed in the enclosed Proxy

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Statement and which apply here, to obtain shareholder approval of the election of new Directors. In addition to the election of the Candidates, shareholders also have an opportunity to vote on the re-election of the current Directors (the "Current Directors"). The Candidates and the Current Directors are also referred to herein as the "Nominees."

WHY DO THE DIRECTORS RECOMMEND THAT I VOTE "FOR" EACH OF THE NOMINEES AND WHY IS THE SIZE OF THE BOARD BEING INCREASED?

     The four Candidates currently serve as the Directors of the Cortland Trust, Inc. (the "Cortland Funds"), an investment company for which Reich & Tang Asset Management, LLC (the "Adviser") serves as investment adviser. As a result of a proposed reorganization of the Cortland Funds into the Institutional Daily Income Fund ("IDIF"), the Cortland Fund would be liquidated. The Boards believe that the election of the Candidates to the Funds would benefit the Funds and their shareholders by enabling the Funds to take advantage of the substantial experience and expertise of the Candidates, particularly with regard to their experience as directors of the Cortland Funds and their familiarity with the Adviser. As discussed further below, the Funds share certain complex-wide administrative, compliance, marketing and other functions and the Board of Directors has determined that the Candidates familiarity with these functions in the context of their service as Directors of the Cortland Funds will benefit the Funds. Moreover, the Board believes that each of the Candidates has significant experience as a director of other mutual funds and that this experience, together with their respective professional backgrounds and other qualifications, could contribute to and benefit the Board's functioning. The Candidates are Albert R. Dowden, William Lerner, James L. Schultz and Carl Frischling. At the same time, the Boards have also determined that it would be appropriate at this time to present the shareholders of the Funds with the opportunity to vote on the re-election of the Current Directors.

WHY AM I BEING ASKED TO APPROVE A CHANGE TO A FUNDAMENTAL INVESTMENT RESTRICTION FOR IDIF REGARDING LENDING?

     Certain policies for a mutual fund, including policies regarding lending, are required by federal law to be fundamental, meaning they cannot be changed without shareholder approval. While a lending policy is required to be fundamental, federal law does not mandate what that policy should be. The Fund, along with certain other funds in the Reich & Tang mutual fund complex as well as funds managed by the parent of the Adviser, IXIS Asset Management Advisors, LP, recently obtained an exemptive order (the "Order") from the Securities and Exchange Commission permitting the funds to participate in an interfund lending program, subject to certain conditions. Under the Order, IDIF would act as a lender and would use the program as a means of deploying its uninvested cash balances and earn interest at a rate that is higher than would be available if the Fund invested such cash balances in overnight time deposits or repurchase agreements. In order to take advantage of the interfund lending program, IDIF must amend its fundamental policy concerning lending to permit the Fund's participation in the program. The Fund is also taking this opportunity to expand its policy to permit securities lending. While the Fund has no current intention of engaging in securities lending, expansion of this power will provide the Fund with greater investment flexibility and enable the Fund to avoid incurring unnecessary proxy costs should it determine to engage in securities lending in the future.

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HOW DO THE DIRECTORS RECOMMEND THAT I VOTE?

         After careful consideration, the Directors, including the Independent Directors who constitute a majority of each Fund's Board, unanimously recommend that you vote "FOR" the election of each of the Nominees listed on the proxy card. If the Candidates election as a Director of the Funds is approved at the Shareholder Meeting, the Candidates will begin serving as members of the Board of Directors of each Fund immediately following the meeting. After careful consideration, the Directors of IDIF including the Independent Directors who constitute a majority of IDIF's Board, unanimously recommend that you vote "FOR" the amendment to the Fund's fundamental investment policy.

WILL MY VOTE MAKE A DIFFERENCE?

     Yes! Your vote is needed to ensure that the proposal can be acted upon. Additionally, your immediate response on the enclosed proxy card will help save the Adviser and its affiliates the costs of any further solicitations for shareholder votes. We encourage all shareholders to participate in the governance of the Funds.

WHOM DO I CALL IF I HAVE QUESTIONS?

     We will be happy to answer your questions about this proxy solicitation. Please call us at ____________ between 9 a.m. and 5 p.m., Monday through Friday.

HOW CAN I VOTE MY SHARES?

     Please refer to your proxy card(s) for instructions on how to vote. Shareholders are encouraged to vote their shares through the Internet or by the telephone.

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                   CALIFORNIA DAILY TAX FREE INCOME FUND, INC.
                  CONNECTICUT DAILY TAX FREE INCOME FUND, INC.
                         INSTITUTIONAL DAILY INCOME FUND
                  NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.

                                600 FIFTH AVENUE
                            NEW YORK, NEW YORK 10020
                            ------------------------

                NOTICE OF A JOINT ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                DECEMBER 6, 2006

     Notice is hereby given that a joint annual meeting of shareholders (the "Shareholder Meeting") of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Institutional Daily Income Fund, and New Jersey Daily Municipal Income Fund, Inc. (each, a "Fund" and, together, the "Funds") and each of their portfolios have been scheduled for December 6, 2006, at 10:00 a.m. (Eastern Standard time). The Shareholder Meeting will be held at the offices of the Funds, 600 Fifth Avenue, New York, New York 10020.

     The purpose of the Shareholder Meeting is to consider the Proposals set forth below and to transact such other business as may be properly brought before the Shareholder Meeting or any adjournment(s) thereof. The specifics of the Proposals, which is more fully described in the attached Proxy Statement, are as follows:

               PROPOSAL 1 (ALL FUNDS): To elect nine members to the Boards of Directors of the California Daily Tax Free Income Fund, Inc., the Connecticut Daily Tax Free Income Fund, Inc., the Institutional Daily Income Fund and the New Jersey Daily Municipal Income Fund, Inc.

               PROPOSAL 2 (INSTITUTIONAL DAILY INCOME FUND ONLY): to amend fundamental investment restriction no.14 regarding loans to read as follows:

               "The Fund may not make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies, (ii) the lending of its portfolio securities, (iii) the use of repurchase agreements, or (iv) the making of loans to affiliated funds as permitted by the 1940 Act, the rules and regulations thereunder, or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act."

     Shareholders also will be asked to vote on such other business as may properly come before the Shareholder Meeting.

     Only shareholders of record at the close of business on September 21, 2006 are entitled to notice of, and to vote at, the Shareholder Meeting or any adjourned session thereof. All record date shareholders are invited to attend the Shareholder Meeting in person. However, if you are

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unable to be present at the Shareholder Meeting, you are requested to mark, sign, and date the enclosed proxy card(s) and return it promptly in the enclosed envelope so that the Shareholder Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or through the Internet. Please see your proxy card(s) for more information and instructions on how to vote.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. A shareholder may revoke a previously submitted proxy at any time prior to the Shareholder Meeting by (i) a written revocation, which must be signed and include the shareholder's name and account number, received by the Secretary of the Funds at 600 Fifth Avenue, New York, New York 10020; (ii) properly executing a later-dated proxy; or (iii) attending the Shareholder Meeting and voting in person. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Shareholder Meeting or any adjourned session(s) thereof.

                                 By Order of the Board of Directors,

                                 /S/ STEVEN W. DUFF
                                 ------------------------------------------
                                 Steven W. Duff
                                 President

Dated: October 7, 2006

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                   CALIFORNIA DAILY TAX FREE INCOME FUND, INC.
                  CONNECTICUT DAILY TAX FREE INCOME FUND, INC.
                         INSTITUTIONAL DAILY INCOME FUND
                  NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.

                                600 FIFTH AVENUE
                            NEW YORK, NEW YORK 10020
                            ------------------------

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Institutional Daily Income Fund, and New Jersey Daily Municipal Income Fund, Inc. (each, a "Fund" and, together, the "Funds") and each of their portfolios for use at the annual meetings of shareholders to be held on December 6, 2006 at 10:00 a.m. (Eastern Standard Time) at the offices of the Funds, 600 Fifth Avenue, New York, New York 01002, and at any adjourned session(s) thereof (such meetings and any adjournments thereof are hereinafter referred to together as, the "Shareholder Meeting"). Shareholders of record of the Funds at the close of business on September 21, 2006 are entitled to vote at the Shareholder Meeting ("Shareholders"). The proxy card(s) and this Proxy Statement are being mailed to Shareholders on or about October 7, 2006.

     For ease of reference, this proxy statement uses the term "Director" to refer to a member of any of the Boards of the Funds, regardless of whether, as a technical matter, the Company in question is organized as a Massachusetts statutory trust or Maryland corporation and is governed by a Board of Trustees or Board of Directors. In addition, the Boards of Directors of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc. and New Jersey Daily Municipal Income Fund, Inc. and the Board of Trustees of Institutional Daily Income Fund are collectively referred to herein as the "Board of Directors," the "Board of the Funds" or the "Board."

         At the Shareholder Meeting, all Shareholders of each Fund and its portfolios and classes, voting together as a Fund, are being asked to elect nine individuals to that Fund's Board of Directors, five of whom are currently members of each Fund's Board. In addition, shareholders of Institutional Daily Income Fund ("IDIF"), voting separately for each portfolio, are being asked to mend a fundamental investment restriction regarding lending. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Collectively, these proposals are referred to as the "Proposals"

         Shares represented by duly executed proxies will be voted at the Shareholder Meeting in accordance with the instructions given. HOWEVER, IF NO INSTRUCTIONS ARE SPECIFIED ON THE PROXY WITH RESPECT TO A PROPOSAL, THE PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ON THE PROXY, FOR THE AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTION FOR IDIF REGARDING ENDING, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS APPOINTED AS

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PROXIES UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SHAREHOLDER
MEETING. A Shareholder may revoke a previously submitted proxy at any time prior to the Shareholder Meeting by (i) a written revocation, which must be signed and include the shareholder's name and account number, received by the Secretary of the Funds at 600 Fifth Avenue, New York, New York 10020; (ii) properly executing a later-dated proxy; or (iii) attending the Shareholder Meeting and voting in person.

     In addition to the solicitation of proxies by mail, officers of each Fund and officers and employees of the Funds' investment adviser, Reich & Tang Asset Management, LLC (the "Adviser"), or its affiliates, and certain third parties hired for such purpose, may solicit proxies in person, by Internet or by telephone. Neither the Funds nor their shareholders will bear any costs of the Shareholder Meeting or the costs of any solicitation in connection with the Shareholder Meeting. These costs will be borne by the Adviser and its affiliates. Neither the Funds nor the Adviser currently contemplate using a third party solicitor for solicitation of proxies.

     As of September 21, 2006, the total number of outstanding shares of each Fund was as follows: California Daily Tax Free Income Fund, Inc. _____________ shares outstanding; Connecticut Daily Tax Free Income Fund, Inc. ____________ shares outstanding, Institutional Daily Income Fund, Inc. _______________ shares outstanding and New Jersey Daily Municipal Income Fund, Inc. _____________ shares outstanding. A listing of the breakdown of the outstanding shares of each Fund and its portfolios is attached to this Proxy Statement as Appendix A.

     As of September 21, 2006, the Adviser was believed to possess voting power with respect to ____________ (____ %) of the outstanding shares of California Daily Tax Free Income Fund, Inc.; _______________ (____%) of the outstanding shares of Connecticut Daily Tax Free Income Fund, Inc.; _______________ (____%) of the outstanding shares of Institutional Daily Income Fund; and __________ (____%) of the outstanding shares of New Jersey Daily Municipal Income Fund, Inc. Such shares could be deemed to be beneficially owned by the Adviser as of such date. The Funds have been advised by the Adviser that any shares of a Fund over which the Adviser and/or its affiliates have voting power will be voted in the same proportion as the vote of all other Shareholders of such Fund.

     QUORUM. With respect to all Funds, one-third of the shares of any Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders of that Fund at the Shareholder Meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions, and "broker non-votes," are counted as shares that are present and entitled to vote. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted

     ADJOURNMENTS. If a quorum is not present at the Shareholder Meeting, or if a quorum is present but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Shareholder Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes present, in person or by proxy, at the session of the Shareholder Meeting to be

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adjourned. In determining whether to vote to adjourn the Shareholder Meeting, the persons appointed by proxy may consider whatever factors they deem appropriate, including, but not limited to: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. A Shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval.

                           DISCUSSION OF THE PROPOSALS

                 PROPOSAL 1 - ELECTION OF DIRECTORS (ALL FUNDS)

     INTRODUCTION. At the Meeting, it is proposed that nine Directors be elected to the Board of each Company to hold office until their successors are duly elected and qualified. Shareholders are being asked to elect Messrs. Albert R. Dowden, Steven W. Duff, Carl Frischling, Edward A. Kuczmarski, William Lerner, Dr. W. Giles Mellon, James L. Schultz, Robert Straniere and Dr. Yung Wong, as Directors of each Company (each, a "Nominee" and, together, the "Nominees"). Messrs. Duff, Kuczmarski, Mellon, Straniere, and Wong are currently Directors of the Funds (together, the "Current Directors") and have been nominated for re-election. Messrs. Dowden, Frischling, Lerner and Schultz (each, a "Candidate" and, together, the "Candidates") are not currently Directors of the Funds. FOR THE REASONS DISCUSSED BELOW, THE BOARD OF EACH FUND, INCLUDING THE INDEPENDENT DIRECTORS WHO CONSTITUTE A MAJORITY OF EACH FUND'S BOARD OF DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES.

     BACKGROUND AND BOARD CONSIDERATIONS. The Board is proposing to increase its size from five to nine so that the four current directors of the Cortland Trust, Inc. (the "Cortland Funds"), an investment company for which the Adviser serves as investment adviser, can be added to the Funds' Board. As a result of a proposed reorganization of the Cortland Funds into the Institutional Daily Income Fund ("IDIF"), the Cortland Fund would be liquidated.(1) The Boards believe that the election of the Candidates to the Funds would benefit the Funds and their Shareholders by enabling the Funds to take advantage of the substantial experience and expertise of the Candidates, particularly with regard to their experience as directors of the Cortland Funds and their familiarity with the Adviser. The Funds share certain complex-wide administrative, compliance, marketing and other functions and the Board of Directors has determined that the Candidates familiarity with these functions in the context of their service as Directors of the Cortland Funds will benefit the Funds. Moreover, the Board believes that each of the Candidates has significant experience as a director of other mutual funds and that this experience, together with their respective professional backgrounds and other qualifications, could contribute to and benefit the Board's functioning. At the same time, the Boards have also determined that it would be appropriate at this time to present the Shareholders with the opportunity to vote on the re-election of the Current Directors of the Funds. IN DETERMINING WHETHER TO INCREASE THE SIZE OF
---------------
(1) It is further contemplated that IDIF will change its name to "Daily Income Fund." This name change is not contingent on the election of the nominees.

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EACH FUND'S BOARD, THE DIRECTORS CONSIDERED THAT THE ADDITIONAL EXPENSE
ASSOCIATED WITH THAT INCREASE WOULD BE MINIMAL.

     If each Nominee is approved by Shareholders of each Fund, the Candidates will begin serving as members of the Board of Directors of each Fund immediately following their election by the Shareholders.

     INFORMATION REGARDING THE NOMINEES. Each Fund's Board currently consists of five Directors. Pursuant to the requirements under the 1940 Act, more than two-thirds of a board's directors must have been elected by shareholders immediately after the addition of a new director. Immediately after the addition of the Candidates, less than two-thirds of the Directors would have been elected by Shareholders. Therefore, Shareholder approval is required to add the Candidates. On September 5, 2006, the Nominating Committee of each Fund met and considered the nomination of the Candidates. Based on the Committee's review and evaluation of each Candidate's experience and qualifications, and the potential benefits to the Funds of adding new, experienced directors that could add depth and breadth to the Board, the Committee nominated the Candidates to be presented to the Board of each Fund. The Committee further considered the expense associated with increasing the size of each Fund's Board. The Committee considered a proposal that the Directors' compensation be determined on a complex-wide basis, based on the aggregate net assets of all funds managed by the Adviser for which the Directors serve as a director. Under this proposal, director fees would be allocated to each Fund based on its relative net assets and the impact on each Fund of the proposed increase in the size of the Board would be minimal. The Committee also considered and evaluated the Current Directors and determined to nominate the Current Directors to be presented to the Board of each Fund to continue to serve as Directors of the Funds. On September 5, 2006, the Board of each Fund fixed the size of each Board at nine and approved the nomination of each of the Nominees to serve as a Director of the Fund, subject to approval of his or her election by Shareholders, as required under the 1940 Act, and recommended to Shareholders that they approve the Nominees as Directors of the Funds.

     If approved by Shareholders at the Meeting, the Current Directors will continue to serve as members of the Board of Directors of each Fund. Messrs. Duff, Mellon, Straniere, and Wong were previously elected to the Board by a vote of shareholders on January 26, 1996 for Institutional Daily Income Fund and March 11, 1996 for the remaining Funds.

     Each Nominee has consented to being named in this Proxy Statement and serving as a Director if elected. The Funds know of no reason why any Nominee would be unable or unwilling to serve if elected.

     The business and affairs of each Fund, including all of its Portfolios, are managed under the direction of its Board of Directors. The table below provides basic information about each Nominee. The mailing address for each Nominee is Reich & Tang Funds, 600 Fifth Avenue, New York, NY, 10020.


                                TERM OF                                                     NUMBER OF
                               OFFICE AND                                                 FUNDS IN THE
               POSITION(S)      LENGTH OF             PRINCIPAL OCCUPATION              FUND COMPLEX TO BE     OTHER DIRECTORSHIPS
NAME AND AGE   WITH THE FUNDS  TIME SERVED         DURING THE PAST FIVE YEARS           OVERSEEN BY NOMINEE      HELD BY NOMINEE
------------------------------------------------------------------------------------------------------------------------------------
NOMINEES FOR RE-ELECTION AS INDEPENDENT DIRECTORS (CURRENTLY SERVE AS INDEPENDENT DIRECTORS)

Edward A.      Director        Since 2006          Certified Public                     Thirteen               Trustee of the Empire
Kuczmarski,                                        Accountant and                                              Builder Tax Free Bond
Age:56                                             Partner of Hays &                                           Fund.
                                                   Company LLP since 1980.

Dr. W. Giles  Director         Since 1994          Professor Emeritus of                Twelve                 None
Mellon,                                            Business Administration in the
Age: 75                                            Graduate School of
                                                   Management, Rutgers
                                                   University with which he has
                                                   been associated since 1966.

Robert        Director         Since 1994          Owner, Straniere Law                 Twelve                 WPG Funds Group
Straniere, Esq.,                                   Firm since 1980, NYS
Age: 65                                            Assemblyman from 1981
                                                   to 2004 and counsel
                                                   at Fisher, Fisher &
                                                   Berger since 1995.

Dr. Yung      Director         Since 1994          Managing Director of                 Twelve                 None
Wong,                                              Abacus Associates, an
Age: 67                                            investment firm,
                                                   since 1996.

NOMINEE FOR RE-ELECTION AS INTERESTED DIRECTOR (CURRENTLY SERVES AS INTERESTED DIRECTOR)

Steven W.     President and    Since 1994          President and Manager                Seventeen              N/A
Duff,         Director                             of Reich & Tang Asset
Age: 52                                            Management, LLC (the
                                                   "Manager") and President of
                                                   the Mutual Funds Division
                                                   of the Manager since
                                                   August 1994. Mr. Duff is also
                                                   President and Director/Trustee of
                                                   eight other funds in the Reich & Tang Fund
                                                   Complex, Director of Pax World Money
                                                   Market Fund, Inc., Principal Executive
                                                   Officer of Delafield Fund, Inc. and
                                                   President and Chief Executive Officer
                                                   of Tax Exempt Proceeds Fund, Inc. Mr. Duff
                                                   also serves as a Director of Reich & Tang
                                                   Services, Inc. and Reich & Tang Distributors, Inc.

NOMINEES FOR ELECTION AS INDEPENDENT DIRECTORS (CURRENTLY DO NOT SERVE AS INDEPENDENT DIRECTORS)

Carl          Director         N/A                 Partner of Kramer                                           Director of AIM Funds
Frischling,                                        Levin Naftalis &
Age 69                                             Frankel LLP (a law
                                                   firm) with which he
                                                   was associated with
                                                   since

                                       14

                                TERM OF                                             NUMBER OF
                               OFFICE AND                                         FUNDS IN THE
               POSITION(S)      LENGTH OF             PRINCIPAL OCCUPATION      FUND COMPLEX TO BE     OTHER DIRECTORSHIPS
NAME AND AGE   WITH THE FUNDS  TIME SERVED         DURING THE PAST FIVE YEARS   OVERSEEN BY NOMINEE      HELD BY NOMINEE
------------------------------------------------------------------------------------------------------------------------------------

NOMINEES FOR ELECTION AS INDEPENDENT DIRECTORS (CURRENTLY SERVE AS INDEPENDENT DIRECTORS)

                                                   1994.*

Albert R.     Director         N/A                 Corporate Director/Trustee                             Director/Trustee
Dowden,                                            for Annuity & Life Re                                  of Annuity & Life Re
Age: 64                                            (Holdings) Ltd., Boss                                  (Holdings) Ltd., Boss
                                                   Group, Ltd., Homeowners of America                     Group, Ltd., Homeowners
                                                   Holdings Corporation, AIM Funds                        of America Holding
                                                   and CompuDyne Corporation.                             Corporation, AIM Funds
                                                                                                          and CompuDyne Corporation.

William       Director         N/A                 Self-employed                                          Director of Rent-Way,
Lerner,                                            consultant to                                          Inc., and
Age:70                                             business entities and                                  Micros-to-Mainframes, Inc.
                                                   entrepreneurs for
                                                   corporate governance
                                                   and corporate secretarial services.

James L.      Director         N/A                 Self-employed as a                                    Director of Computer
Schultz,                                           consultant. Formerly                                  Research, Inc.
Age: 69                                            President of Computer
                                                   Research Inc. from 1975 to 2001.

              OTHER INFORMATION ABOUT THE BOARDS AND ITS COMMITTEES

     MEETINGS AND COMMITTEES OF THE BOARD. The table below provides information about the number of Board meetings held during each Fund's most recently completed fiscal year.

                                                                     MOST RECENTLY
                                                                       COMPLETED                  NUMBER OF
FUND                                                                  FISCAL YEAR              BOARD MEETINGS

California Daily Tax Free Income Fund......................            12/31/2005                     5
Connecticut Daily Tax Free Income Fund.....................            1/31/2006                      5
Institutional Daily Tax Free Income Fund...................            3/31/2006                      5
New Jersey Daily Municipal Income Fund.....................            1/31/2006                      5

     The Funds do not have a policy with respect to the Directors' attendance at meetings, but as a matter of practice all of the Directors attend each Fund's Board meetings (in person or by telephone) to the extent possible. None of the Directors attended fewer than 75% of the aggregate amount of meetings of the Board and Board committees for which they were eligible to attend.

     Each Fund has a standing Audit Committee, consisting of Messrs. Mellon, Straniere, Wong and Kuczmarski, each of whom is an Independent Director, that meets at least annually to
---------------
* Kramer Levin Naftalis & Frankel LLP currently serves as counsel to the independent directors of the Cortland Funds.

assist the Board in selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit or non-audit services performed by the independent registered public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for the Adviser and certain control persons of the Adviser. The Audit Committee also meets with the Funds' independent registered public accounting firm to review the Fund's financial statements and to report on its findings to the Board, and to provide the independent registered public accounting firm the opportunity to report on various other matters. The chart below provides information about the number of Audit Committee meetings held during each Fund's most recently completed fiscal year.

                                                                     MOST RECENTLY                NUMBER OF
                                                                       COMPLETED               AUDIT COMMITTEE

FUND                                                                  FISCAL YEAR                 MEETINGS
California Daily Tax Free Income Fund......................            12/31/2005                     5
Connecticut Daily Tax Free Income Fund.....................            1/31/2006                      5
Institutional Daily Income Fund............................            3/31/2006                      5
New Jersey Daily Municipal Income Fund.....................            1/31/2006                      5

     Each Fund has a standing Nominating Committee currently consisting of Messrs. Mellon, Straniere, Wong and Kuczmarski, each of whom is an Independent Director. The Nominating Committee is responsible for evaluating and recommending candidates for election to the Board in the event a position is vacated or created. The Nominating Committee meets as necessary and the chart below provides information about the number of Nominating Committee meetings held during each Fund's most recently completed fiscal year.

                                                                     MOST RECENTLY
                                                                       COMPLETED                  NUMBER OF

FUND                                                                  FISCAL YEAR              BOARD MEETINGS
California Daily Tax Free Income Fund......................            12/31/2005                     1
Connecticut Daily Tax Free Income Fund.....................            1/31/2006                      2
Institutional Daily Income Fund............................            3/31/2006                      2
New Jersey Daily Municipal Income Fund.....................            1/31/2006                      2

     The Nominating Committee has adopted a charter, a copy of which is attached hereto as Appendix B. The Nominating Committee reviews shareholder recommendations for nominations to fill vacancies on the Board if required by law to do so. Shareholders who wish to recommend a nominee must send recommendations in writing and address such recommendation to the Nominating Committee c/o the Secretary, 600 Fifth Avenue, New York, NY 10020. The Nominating Committee has not established specific, minimum qualifications that must be met before candidates may be considered for Board membership. The Nominating Committee generally has identified nominees on the basis of recommendations from various sources, and has evaluated these nominees based on completed questionnaires and personal interviews. The Candidates were identified and recommended to the Nominating Committee by the Funds' Chief Executive Officer and were evaluated according to the process described above.

     The Funds do not have a standing compensation committee.

     COMPENSATION OF DIRECTORS AND OFFICERS. Each Independent Director receives from the Institutional Daily Income Fund an annual retainer of $5,000 and a fee of $1,200 for each Board of Directors meeting attended and for the remaining Funds each Independent Director receives an annual retainer of $2,000 and a fee of $300 for each Board of Directors meeting attended. Each Independent Director is reimbursed for all out-of-pocket expenses relating to attendance at such meetings. In addition, the Audit Committee chairman receives an aggregate payment of $1,000 per quarter allocated among certain funds of the Reich & Tang Complex on whose audit committee he serves and each member of the Audit Committee receives an aggregate payment of $750 per Audit Committee meeting attended to be allocated among all the Reich & Tang Funds on whose Audit Committee they serve. The Lead Independent Director receives an additional annual fee of $8,000 and the Deputy Lead Independent Director receives an additional annual fee of $4,000, both fees paid quarterly and allocated among all Reich & Tang Funds on whose boards they serve in such capacity. Interested Directors do not receive compensation from the Funds.

     The chart below provides information about the total compensation accrued and payable to the Current Directors who are Independent Directors, by each Fund and the Reich & Tang Fund Complex for each Fund's most recently completed fiscal year.

                                                                                                                       TOTAL
                                                                           PENSION OR                               COMPENSATION
                                                                           RETIREMENT                              FROM FUND AND
                                                         TOTAL         BENEFITS ACCRUED AS    ESTIMATED ANNUAL      FUND COMPLEX
                                                   COMPENSATION FROM      PART OF FUND         BENEFITS UPON          PAID TO
NAME OF DIRECTOR                                          FUND              EXPENSES             RETIREMENT          DIRECTORS*

EDWARD A. KUCZMARSKI
California Daily Tax Free Income Fund............     $     0          $        0           $        0
Connecticut Daily Tax Free Income Fund...........     $   868          $        0           $        0
Institutional Daily Income Fund..................     $ 2,586          $        0           $        0
New Jersey Daily Municipal Income Fund...........     $   868          $        0           $        0
Total ...........................................                                                                   $17,211
                                                                                                                    (10 Funds)

DR. W. GILES MELLON
California Daily Tax Free Income Fund............     $ 4,204          $        0           $        0
Connecticut Daily Tax Free Income Fund...........     $ 4,273          $        0           $        0
Institutional Daily Income Fund..................     $12,546          $        0           $        0
New Jersey Daily Municipal Income Fund...........     $ 4,273          $        0           $        0
Total ...........................................                                                                   $66,500
                                                                                                                    (9 Funds)

ROBERT STRANIERE
California Daily Tax Free Income Fund............     $ 3,841          $        0           $        0
Connecticut Daily Tax Free Income Fund...........     $ 4,000          $        0           $        0
Institutional Daily Income Fund..................     $12,000          $        0           $        0
New Jersey Daily Municipal Income Fund...........     $ 4,000          $        0           $        0
Total ...........................................                                                                   $63,500
                                                                                                                    (9 Funds)

                                       17

DR. YUNG WONG

California Daily Tax Free Income Fund............     $ 3,841          $        0           $        0
Connecticut Daily Tax Free Income Fund...........     $ 4,091          $        0           $        0
Institutional Daily Income Fund..................     $12,182          $        0           $        0
New Jersey Daily Municipal Income Fund...........     $ 4,091          $        0           $        0
Total ...........................................                                                                   $64,500
                                                                                                                    (9 Funds)

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ended March 31, 2006. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation. A Fund is considered to be part of the same Fund complex if among other things, it shares a common investment manager with the Fund.

     OWNERSHIP OF FUND SECURITIES. The table below shows the dollar range of equity securities beneficially owned by each Nominee, as of December 31, 2005, in all registered investment companies overseen (or to be overseen) by such Nominee in the Reich & Tang "family of investment companies."

                                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                                    EQUITY SECURITIES
                                                                                                IN ALL FUNDS OVERSEEN BY
                                                         DOLLAR RANGE OF EQUITY                     NOMINEE IN FAMILY
            NAME OF NOMINEE                             SECURITIES FOR EACH FUND                 OF INVESTMENT COMPANIES

NOMINEE FOR INTERESTED DIRECTOR:
Steven W. Duff.........................                           None                                over $100,000

NOMINEES FOR INDEPENDENT DIRECTORS:
Edward A. Kuzmarski....................                           None                                $1 - $10,000
Dr. W. Giles Mellon....................                           None                             $50,001 - $100,000
Robert Straniere.......................                           None                             $50,001 - $100,000
Dr. Yung Wong..........................                           None                                over $100,000
Albert R. Dowden.......................                           None                                    None
Carl Frischling........................                           None                                Over $100,000
William Lerner.........................                           None                                    None
James L. Schultz.......................                           None                                 $1-$10,000

     VOTING REQUIREMENTS FOR PROPOSAL 1. With respect to each of the California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., and New Jersey Daily Municipal Income Fund, Inc., the affirmative vote of a majority of the votes cast of all shares of all portfolios and classes of the Funds voted together at the Shareholder Meeting at which a quorum is present, in person or by proxy, is required to elect a Nominee as a Director of each Fund. With respect to IDIF, a plurality of all shares of all portfolios and classes of the Funds voted together at the Shareholder Meeting at which a quorum is present, in person or by proxy, is required to elect a Nominee as a Director of the Fund. For each Fund other than IDIF, since abstentions and broker non-votes will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against Proposal 1.

Abstentions and broker non-votes will not affect Proposal 1 for purposes of IDIF because of that Fund's plurality voting requirement.

     THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS WHO CONSTITUTE A MAJORITY OF EACH FUND'S BOARD OF DIRECTORS, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

               PROPOSAL 2 -AMENDMENT OF LENDING POLICY (IDIF ONLY)

     INTRODUCTION. Certain policies for a mutual fund, including policies regarding lending, are required by federal law to be fundamental, meaning they cannot be changed without shareholder approval. While a lending policy is required to be fundamental, federal law does not mandate what that policy should be. The Fund, along with certain other funds in the Reich & Tang mutual fund complex as well as funds managed by the parent of the Adviser, IXIS Asset Management Advisors, LP, recently obtained an exemptive order (the "Order") from the Securities and Exchange Commission permitting the funds within the Reich &Tang and IXIS fund families to participate in an interfund lending program, subject to certain conditions. Under the Order, IDIF would be able to lend money to other funds within the Reich & Tang and IXIS family for temporary or emergency purposes. participation in the Program is voluntary for both the lending and the borrowing fund. IDIF and would use the program as a means of deploying its uninvested cash balances and earn interest at a rate that is higher than would be available if the Fund invested such cash balances in overnight time deposits or repurchase agreements. In order to take advantage of the interfund lending program, IDIF must amend its fundamental policy concerning lending to permit the Fund's participation in the program. The Fund is also taking this opportunity to expand its policy to permit securities lending. While the Fund has no current intention of engage in securities lending, expansion of this power will provide the Fund with greater investment flexibility and enable the Fund to avoid incurring unnecessary proxy costs should it determine to engage in securities lending in the future.

         BOARD CONSIDERATIONS.

     In determining to approve the Adviser's recommendation to amend the Fund's fundamental policy regarding lending, and in recommending that Shareholders approve this amendment, the Board considered the potential benefits of the interfund fund program (the "Program") contemplated by the Order, as well as the risks associated with the Fund's participation in the Program. In this regard, the Board considered that the Fund, as part of its normal day to day operation, often possessed an amount of cash that had not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a wide variety of sources, including, dividends or interest received on portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of portfolio securities, liquidation of portfolio securities to meet redemption requests and new monies received from investors that has not yet been invested. Typically, Univested Cash is invested in overnight time deposits or in repurchase agreements.

     The Board considered that under the Program, the Fund could, but was not require, to lend some or all of its Uninvested Cash to another fund within the Reich & Tang and IXIS family and would charge an interest rate that is higher than the Fund could have earned had it invested the Uninvested Cash in overnight time deposits or in repurchase agreements. The Board also considered that the Fund would be not be able to lend more than 15% of its net assets to all borrowing funds and would not be able to lend more than 5% of its net assets to any one borrowing fund. The Board considered that any loans to funds that had outstanding borrowings from all sources in excess of 10% of their assets would be required to be secured by a pledge of segregated collateral with a market value of at least 102% of the outstanding principal of the Loan. The Board also considered that the term of any loan was limited and would in no event be greater than 7 days. The Board considered the other conditions set forth in the Order, including the substantial ongoing involvement and oversight of the Board in reviewing any loans under the Program and the risks discussed below.

     With respect to securities lending, the Board considered that the Adviser undertook not to engage in any securities lending activity without obtaining further approval from the Board. The Board considered that, if it were to authorize the Adviser to engage in securities lending, it would expect to impose a number of conditions on such activity, such as requiring that (i) the loan be collateralized at no less than 100% and marked to market daily, (ii) the loan be subject to termination by the fund at any time, (iii) the Fund receive reasonable interest on any loan, (iii) the Fund retain all voting rights on loaned securities, (iv) the loan will not cause the value of all loaned securities to exceed 33% of the Fund's total assets. The Board also considered that taking this opportunity to amend the Fund's fundamental investment restriction would save the Fund the cost of a future proxy solicitation should it determine to engage in securities lending.

         DISCUSSION OF RISKS.

     There are risks associated with the Fund's participation in the Program. Loans under the Program may be unsecured by any collateral. Under the Program, Borrowers are only required to provide security for loans if they had outstanding borrowings from all sources in excess of 10% of their net assets. As a result, in the event of a default on an unsecured loan, the Fund would not be able to take control of any collateral and would have the status of an unsecured creditor. In addition, any delay in repayment of a loan to the Fund could result in lost investment opportunity for the Fund

     There are risks associated with securities lending. As with any extension of credit, there are risks of delay in recovery of collateral in the event of default and the possibility of the loss of rights in the collateral should the borrower fail financially. In addition, should the Fund be unable to receive the securities loaned back from the borrower in a timely manner, the Fund may lose certain opportunities to sell those securities at a desired time. If the Fund receives cash collateral from the loan securities it may invest that cash collateral and would therefore be subject to the risks associated with such investments.

THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS WHO CONSTITUTE A MAJORITY OF EACH FUND'S BOARD OF DIRECTORS, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LOANS.

     VOTING REQUIREMENTS FOR PROPOSAL 2. Approval of the amendment of the Fund's fundamental investment policy regarding lending requires the approval of a "majority of the outstanding shares" of each portfolio of IDIF, as that term is defined in the 1940 Act. Under the 1940 Act, a "majority of the outstanding shares" of the Fund means, with respect to each portfolio of IDIF, the affirmative vote of the lesser of (i) 67% or more of the shares of the Portfolio present at the Shareholder Meeting, if holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. Since abstentions and broker non-votes will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against Proposal 2.

                   ADDITIONAL INFORMATION REGARDING THE FUNDS

     INFORMATION CONCERNING THE FUNDS' INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP ("PWC") serves as the independent registered public accounting firm for each of the Funds. PWC conducts annual audits of each Fund's financial statements, assists in the preparation of the Funds' federal and state income tax returns and the Funds' filings with the SEC, and consults with the Funds as to matters of accounting and federal and state taxation.

     Representatives of PWC are not expected to be present at the Shareholder Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     As of the date of this Proxy Statement, the aggregate fees to be billed by PWC during each Funds fiscal year end for the services rendered in the various categories identified below. The aggregate fees to be billed by PWC during each Funds fiscal year end for these services, as identified below, are based on amounts presented to the Joint Audit Committee by PWC in connection with PWC's appointment to conduct the annual audit of each Fund's financial statements.

     AUDIT FEES. Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by PWC for the audit of the Funds' annual financial statements and services that are normally provided by PWC in connection with statutory and regulatory filings or engagements for those years.

FUND                                                                      CURRENT FYE           PRIOR YEAR FYE

California Daily Tax Free Income Fund, Inc. (1)...............        $   23,400                 $   22,700
Connecticut Daily Tax Free Income Fund, Inc. (2)...............       $   26,800                 $   23,400
Institutional Daily Income Fund (3)............................       $   53,600                 $   44,600
New Jersey Daily Municipal Income Fund, Inc.(4)................       $   26,800                 $   23,400

--------------------------------------

(1)  As of fiscal years ended 12/31/2005 and 12/31/2004, respectively.

(2)  As of fiscal years ended 1/31/2006 and 1/31/2005, respectively.

(3)  As of fiscal years ended 3/31/2006 and 3/31/2005, respectively.

(4)  As of fiscal years ended 1/31/2006 and 1/31/2005, respectively.

     AUDIT-RELATED FEES. PWC did not bill the Funds for audit-related fees in each of the last two fiscal years. With respect to engagements that related directly to the operations or financial reporting of the Funds, PWC did not bill the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds ("Affiliated Service Provider") for audit-related products and services in each of the last two fiscal years.

     TAX FEES. Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by PWC for tax compliance, tax advice and tax planning (together, "Tax-Related Services"). With respect to engagements that related directly to the operations or financial reporting of the Funds, there were no fees billed by PWC for Tax-Related Services to the Adviser or any Affiliated Service Provider for each of the last two fiscal years.

           FUND                                                  CURRENT FYE             PRIOR FYE

California Daily Tax Free Income Fund, Inc. (1)............    $    3,465            $    3,150
Connecticut Daily Tax Free Income Fund, Inc. (2)...........    $    3,465            $    3,320
Institutional Daily Tax Free Income Fund (3)...............    $    6,930            $    6,640
New Jersey Daily Municipal Income Fund, Inc. (4)...........    $    3,465            $    3,320

--------------------------------------

(1)  As of fiscal years ended 12/31/2005 and 12/31/2004, respectively.

(2)  As of fiscal years ended 1/31/2006 and 1/31/2005, respectively.

(3)  As of fiscal years ended 3/31/2006 and 3/31/2005, respectively.

(4)  As of fiscal years ended 1/31/2006 and 1/31/2005, respectively.

     ALL OTHER FEES. PWC did not bill the Funds for products and services in each of the last two fiscal years, other than for the services reported above. With respect to engagements that related directly to the operations or financial reporting of the Funds, PWC did not bill the Adviser or any Affiliated Service Provider for products and services in each of the last two fiscal years.

     AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee of the Funds has adopted pre-approval policies and procedures whereby the Audit Committee has pre-approved the provision of certain enumerated tax services to the Funds by the Funds' principal accountant to the extent the fee is less than $5,000 per occurrence.

         AGGREGATE NON-AUDIT FEES Below are the aggregate non-audit fees billed in each of the last two fiscal years by PWC for services rendered to the Funds, the Adviser and its affiliates.

           FUND                                                  CURRENT FYE             PRIOR FYE

California Daily Tax Free Income Fund, Inc. (1)............    $ 48,465              $ 23,150
Connecticut Daily Tax Free Income Fund, Inc. (2)...........    $ 48,465              $ 23,320
Institutional Daily Tax Free Income Fund (3)...............    $ 51,930              $ 26,640
New Jersey Daily Municipal Income Fund, Inc. (4)...........    $ 48,465              $ 23,320

----------------------------------------

(1)  As of fiscal years ended 12/31/2005 and 12/31/2004, respectively.

(2)  As of fiscal years ended 1/31/2006 and 1/31/2005, respectively.

(3)  As of fiscal years ended 3/31/2006 and 3/31/2005, respectively.

(4)  As of fiscal years ended 1/31/2006 and 1/31/2005, respectively.

         BOARD CONSIDERATION OF NON-AUDIT SERVICES. The Funds' Audit Committees has considered whether their principal accountants' provision of non-audit services that were rendered to the Funds' Adviser, and any control persons of the Adviser that provides ongoing services to the Funds, that were not pre-approved pursuant to paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

         INFORMATION ABOUT OFFICERS OF THE FUNDS. The chart below provides basic information about each Fund's officers, as of August 31, 2006.

                                                 TERM OF OFFICE AND
                            POSITION(S) WITH         LENGTH OF                    PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS       THE FUNDS               TIME SERVED                DURING THE PAST FIVE YEARS

Steven W. Duff,             President and            Since 1994       President and Manager of Reich & Tang Asset
Age: 52                     Director                                  Management, LLC (the "Manager") and President
                                                                      of the Mutual Funds Division of the Manager
                                                                      since August 1994. Mr. Duff is also President
                                                                      and Director/Trustee of eight other funds in
                                                                      the Reich & Tang Fund Complex, Director of
                                                                      Pax World Money Market Fund, Inc., Principal
                                                                      Executive Officer of Delafield Fund, Inc. and
                                                                      President and Chief Executive Officer of Tax
                                                                      Exempt Proceeds Fund, Inc. Mr. Duff also
                                                                      serves as a Director of Reich & Tang
                                                                      Services, Inc. and Reich & Tang Distributors,
                                                                      Inc.

Richard De Sanctis          Vice President           Since 2005       Executive Vice President and Chief Financial
Age: 49                                                               Officer of the Manager.  Associated with the
                                                                      Manager since 1990. Mr. De Sanctis is also
                                                                      Vice President of ten other funds in the
                                                                      Reich & Tang Fund Complex, Vice President and
                                                                      Assistant Secretary of Cortland Trust, Inc.
                                                                      and serves as Executive Vice President and
                                                                      Chief Financial Officer of Reich & Tang
                                                                      Services, Inc. and Reich & Tang Distributors,
                                                                      Inc.  Prior to December 2004, Mr. De Sanctis
                                                                      was Treasurer and Assistant Secretary of
                                                                      eleven funds in the Reich & Tang Fund Complex
                                                                      and Vice President, Treasurer and  Assistant
                                                                      Secretary of Cortland Trust, Inc.

Molly Flewharty,            Vice President           Since 1994       Senior Vice President of the Manager.
Age: 55                                                               Associated with the Manager since December
                                                                      1977. Ms. Flewharty is also Vice President
                                                                      of eleven other funds in the Reich &
                                                                      Tang Fund Complex. Ms. Flewharty also serves
                                                                      as Senior Vice President of Reich & Tang Distributors, Inc.

Rosanne Holtzer,            Chief Compliance         Since 2004       Senior Vice President, Compliance Officer and
Age: 42                     Office                                    Assistant Secretary of the Manager.
                                                                      Associated with the Manager since June 1986.
                            Secretary                Since 2001       Ms. Holtzer is also Chief Compliance Officer,
                                                                      Secretary and Assistant Treasurer of eleven
                            Assistant Treasurer      Since 1998       other funds in the Reich & Tang Fund Complex.
                                                                      Ms. Holtzer also serves as Senior Vice
                                                                      President, Assistant Secretary and Compliance
                                                                      Officer of Reich & Tang Distributors, Inc.
                                                                      and Senior Vice President, Assistant
                                                                      Secretary and Chief Compliance Officer of
                                                                      Reich & Tang Services, Inc.

                                       23

                                                 TERM OF OFFICE AND
                            POSITION(S) WITH         LENGTH OF                    PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS       THE FUNDS               TIME SERVED                DURING THE PAST FIVE YEARS

Michael Lydon,              Vice President           Since 2005       Executive Vice President and Chief
Age: 42                                                               Operations  Officer of the Manager.  Mr.
                                                                      Lydon has been associated with the Manager
                                                                      since January 2005.  Mr. Lydon was Vice
                                                                      President at Automatic Data Processing from
                                                                      July 2000 to December 2004. Prior to July
                                                                      2000, Mr. Lydon was Executive Vice President
                                                                      and Chief Information Officer of the Manager.
                                                                      Mr. Lydon is also Vice President of eleven other
                                                                      funds in the Reich & Tang Fund Complex. Mr. Lydon
                                                                      also serves as Executive Vice President and Chief
                                                                      Operations Officer for Reich & Tang Distributors, Inc.
                                                                      and Reich & Tang Services, Inc.

Dana E. Messina,            Vice President           Since 1994       Executive Vice President of the Manager.
Age: 49                                                               Associated with the Manager since December
                                                                      1980. Ms. Messina is also Vice President of eight other
                                                                      funds in the Reich & Tang Fund Complex. Ms. Messina also
                                                                      serves as Executive Vice President of Reich & Tang
                                                                      Distributors, Inc.

Anthony Pace,               Treasurer and            Since 2004       Vice President of the Manager. Associated
Age: 40                     Assistant Secretary                       with the Manager since September 2004.  Mr.
                                                                      Pace was a Director of a Client Service Group
                                                                      at GlobeOp Financial Services, Inc. from May
                                                                      2002 to August 2004 and Controller/Director
                                                                      of Mutual Fund Administration for Smith
                                                                      Barney Funds Management LLC and Salomon
                                                                      Brothers Asset Management Inc. from 1998 to
                                                                      May 2002.  Mr. Pace is also Treasurer and
                                                                      Assistant Secretary of eleven other funds in
                                                                      the Reich & Tang Fund Complex.

     DIRECTOR AND EXECUTIVE OFFICER FUND OWNERSHIP. As of September 15, 2006, each Fund's Directors and executive officer and the Candidates, as a group, owned less than one percent (1%) of the outstanding shares of each share class of each Fund.

     INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER. The Fund's investment adviser is Reich & Tang Asset Management, LLC. The Adviser's principal business office is located at 600

Fifth Avenue, New York, NY 10020. As of June 30, 2006, the Adviser was the investment adviser or sub-adviser with respect to assets aggregating in excess of $16.8 billion. The Adviser has been an investment adviser since 1970 and currently is adviser or sub-adviser of eighteen registered investment companies, of which it or its affiliate, acts as administrator for twelve. The Adviser also advises pension trusts, profit-sharing trusts and endowments.

     IXIS Asset Management US Group, L.P. ("IXIS-AMUSGROUP") formerly IXIS Asset Management North America, L.P., is the managing member and sole direct owner of the Adviser. IXIS-AMUSGROUP is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned, principally, directly or indirectly, by three affiliated French financial services firms: the Caisse des Depots et Consignations ("CDC"); the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisse d'Epargne; and by CNP Assurances, a French life insurance company.

     Reich & Tang Asset Management, LLC, which is located at 600 Fifth Avenue, New York, NY 10020, serves as the administrator for the Funds.

     INFORMATION ABOUT THE FUNDS' PRINCIPAL UNDERWRITER. Reich & Tang Distributors, Inc., which is located at 600 Fifth Avenue, New York, NY 10020, serves as the principal underwriter for the Funds' shares.

     5% SHAREHOLDERS. As of September 21, 2006, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of each Fund's outstanding shares. The Funds believe that most of the shares referred to in the table below were held by such persons in accounts for their fiduciary, agency, or custodial customers.

                                                                                PERCENT OF      NATURE OF
NAME AND ADDRESS OF SHAREHOLDER                         AMOUNT OF SHARES        SHARE CLASS     OWNERSHIP

CALIFORNIA DAILY TAX FREE INCOME FUND, INC.
CLASS A

M.L. Stern LLC                                                                  [ ]%             Record
FBO Various Clients
8350 Wilshire Blvd.
Beverly Hills, CA  90211

Neuberger & Berman                                                              [ ]%             Record
Attn:  Alexis Acevedo
70 Hudson Street
Jersey City, NJ 07302

Lehman Brothers                                                                 [ ]%             Record
For the Exclusive Benefit of Clients
70 Hudson Street - 7th Floor
Mutual Fund Department
Jersey City, NJ 07302

                                       25

                                                                                PERCENT OF      NATURE OF
NAME AND ADDRESS OF SHAREHOLDER                         AMOUNT OF SHARES        SHARE CLASS     OWNERSHIP

CLASS B

Oppenheimer & Co.                                                               [ ]%             Record
FBO Various Customers
125 Broad Street
New York, NY 10004

FBO Customer                                                                    [ ]%           Beneficial
c/o Morgan Stanley
555 California Street
San Francisco, CA  94104

FBO Customer                                                                    [ ]%           Beneficial
c/o Morgan Stanley
555 California Street
San Francisco, CA  94104

Pershing                                                                        [ ]%             Record
One Pershing Plaza
Jersey City, NJ  07399

ADVANTAGE SHARES

Oppenheimer & Co.                                                               [ ]%             Record
FBO Various Customers
125 Broad Street
New York, NY 10004

CONNECTICUT DAILY TAX FREE INCOME FUND, INC.
CLASS A SHARES

Lehman Brothers                                                                 [ ]%             Record
For the Exclusive Benefit of Customers
70 Hudson Street - 7th Floor
Jersey City, NJ 07302

Jonathan T. Dawson                                                              [ ]%           Beneficial
c/o Dawson-Herman Capital Management
354 Pequot Avenue
Southport, CT  06490-1345

BNY as Agent for                                                                [ ]%           Beneficial
C/O Lazard Freres & Co
30 Rockefeller Plz - 58th Floor
New York, NY 10020-2102

Dawson Family Partnership L.P.                                                  [ ]%           Beneficial
354 Pequot Avenue
Southport, CT  06490-1345

                                       26

                                                                                PERCENT OF      NATURE OF
NAME AND ADDRESS OF SHAREHOLDER                         AMOUNT OF SHARES        SHARE CLASS     OWNERSHIP

ICCC                                                                            [ ]%             Record
Attn:  Commissions/Special Services
One South Street - 18th Street
Baltimore, MD  21202

BNY as Agent for                                                                [ ]%           Beneficial
V. Frank Pottow
8 Grahampton Ln
Greenwich, CT 06830-3859

Neuberger & Berman                                                              [ ]%             Record
For the Exclusive Benefit of Customers
70 Hudson Street - 7th Floor
Jersey City, NJ 07302

CLASS B SHARES

Oppenheimer & Co.                                                               [ ]%             Record
For the Benefit of Various Customers
125 Broad Street
New York, NY 10004

William B. Sawch                                                                [ ]%           Beneficial
146 Lyons Plain Rd.
Weston, CT 06883-3021

Mr. Anthony B. Evnin [ ]% Record 364 East Middle Patent Road

Greenwich, CT  06831-2839

Edward J. Mastoloni                                                             [ ]%           Beneficial
10 Rincard Terrace
Greenwich, CT 06831-3212

New Rochelle Insurance Company                                                  [ ]%           Beneficial
Attn:  Robert E. Crabtree, Sr.
1317 Post Road East
Westpost, CT 06880-5506

INSTITUTIONAL DAILY INCOME FUND
MONEY MARKET PORTFOLIO - CLASS A SHARES

Pershing Attention:  Cash Management Services                                   [ ]%             Record
- 9th Fl.
One Pershing Plaza
Jersey City, NJ  07399

Oppenheimer & Co.                                                               [ ]%             Record
For the Benefit of Various Customers
125 Broad Street
New York, NY 10004

                                       27

                                                                                PERCENT OF      NATURE OF
NAME AND ADDRESS OF SHAREHOLDER                         AMOUNT OF SHARES        SHARE CLASS     OWNERSHIP

Richard H. Driehaus Foundation                                                  [ ]%           Beneficial
Cash Management
25 E. Erie Street
Chicago, IL 60611-2735

BNP Paribas Brokerage Services                                                  [ ]%             Record
As Agent FAO Customers
555 Croton Road

King of Prussia, PA 19406-3176

MONEY MARKET PORTFOLIO - CLASS B SHARES

IXIS Asset Mgmt. North America, L.P.                                            [ ]%             Record
399 Boylston Street - 13th Fl.
Boston, MA 02116
Attn:  Susan B. Long

Oscar L. Tang Grandchildren's Trust                                             [ ]%           Beneficial
C/O Reich & Tang
600 Fifth Avenue
New York, NY 10020

PINNACLE SHARES OF MONEY MARKET PORTFOLIO

NFSC as agent for the exclusive                                                 [ ]%             Record
Benefit of Customer in Pinnacle Shares
200 Liberty Street

New York, NY  10281

U.S. TREASURY PORTFOLIO - CLASS A SHARES

Neuberger Berman                                                                [ ]%             Record
For the Exclusive Benefit of Customers
70 Hudson Street
Jersey City, NJ 07320

Driehaus Profit Sharing Cash                                                    [ ]%           Beneficial
Attn:  Diane Wallace
25 E. Erie Street

                                       28

                                                                                PERCENT OF      NATURE OF
NAME AND ADDRESS OF SHAREHOLDER                         AMOUNT OF SHARES        SHARE CLASS     OWNERSHIP

Chicago, IL 60616

Gimmel Partners, LP                                                             [ ]%             Record
767 Third Avenue - 21st Floor
New York, NY 10017-9008

U.S. TREASURY PORTFOLIO - CLASS A SHARES

Driehaus Associates Fund                                                        [ ]%             Record
Attn: Diane Wallace
P.O. Box 627 St. Thomas, VI 00804-0627

Driehaus Investments LLC                                                        [ ]%           Beneficial
25 E. Erie Street
Chicago, IL 60611-2735

Driehaus Family Partnership                                                     [ ]%           Beneficial
Attn:  Diane Wallace
25 E. Erie Street

Chicago, IL 60611-2735

U.S. TREASURY PORTFOLIO - CLASS B SHARES

Neuberger Berman                                                                [ ]%             Record
For the Exclusive Benefit of Customers
70 Hudson Street
Jersey City, NJ 07320

Pershing                                                                        [ ]%             Record
Attention:  Cash Management Services -
9th Fl.
One Pershing Plaza
Jersey City, NJ  07399

PINNACLE SHARES OF U.S. TREASURY PORTFOLIO

NFSC as agent for the exclusive                                                 [ ]%             Record
Benefit of Customer in Pinnacle Shares
200 Liberty Street

New York, NY  10281

NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
CLASS A SHARES

ICCC                                                                            [ ]%             Record
Attn:  Commissions/Special Services
210 West 10th Street
Kansas City, MO 64105

Neuberger & Berman, LLC                                                         [ ]%             Record
For the Exclusive Benefit of Customers
70 Hudson Street - 7th Floor
Jersey City, NJ 07302

CLASS B SHARES

Oppenheimer & Co.                                                               [ ]%             Record
For the Benefit of Various Customers
125 Broad Street
New York, NY 10004

Schooner Capital Group                                                          [ ]%             Record
Attn:  John L. Alfano
300 B Lake Street
Ramsey, NJ 07446-1242

                                       29

                                                                                PERCENT OF      NATURE OF
NAME AND ADDRESS OF SHAREHOLDER                         AMOUNT OF SHARES        SHARE CLASS     OWNERSHIP

Pershing LLC                                                                    [ ]%             Record
Attn:  Cash Management Services
One Pershing Plaza
Jersey City, NJ 07399

Victor Garber                                                                   [ ]%           Beneficial
42 Bouvant Drive
Princeton, NJ 08540-1209

     As of September 21, 2006, the Adviser and its affiliates held of record approximately the following percentage of outstanding shares of the Funds' share classes, as agent or custodian for their customers:

                                                                                         AMOUNT
FUND NAME                                                      TITLE OF CLASS           OF SHARES         % OF CLASS*

CALIFORNIA DAILY TAX FREE INCOME FUND, INC.
Money Market Fund................................          Class A
Money Market Fund................................          Class B
Money Market Fund................................          Advantage California
                                                           Tax Exempt Liquidity Fund

CONNECTICUT DAILY TAX FREE INCOME FUND, INC.
Money Market Fund................................          Class A
Money Market Fund................................          Class B

INSTITUTIONAL DAILY INCOME FUND
U.S. Treasury Portfolio..........................          Class A
U.S. Treasury Portfolio..........................          Class B
U.S. Treasury Portfolio..........................          Pinnacle Class
Money Market Portfolio...........................          Class A
Money Market Portfolio...........................          Class B
Money Market Portfolio...........................          Pinnacle Class

NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
Money Market Fund................................          Class A
Money Market Fund................................          Class B

                         COMMUNICATIONS WITH THE BOARD.

     Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Funds at 600 Fifth Avenue, New York, NY 10020. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

                             SHAREHOLDER PROPOSALS.

     The Funds do not intend to hold meetings of shareholders except to the extent that such meetings are required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Funds at 600 Fifth Avenue, New York, NY 10020 within a reasonable time before such meeting.

                            REPORTS TO SHAREHOLDERS.

     Each Fund will furnish, without charge, copies of such Fund's most recent semi-annual and annual reports to any Shareholder upon request. Each Fund's semi-annual and annual reports may be obtained by writing to that Fund at Reich & Tang Funds, 600 Fifth Avenue, New York, NY 10020, by calling (800) 433-1918 or by the Internet: http://www.money-funds.com/portfolioholdings.

                                 OTHER MATTERS.

     The Directors know of no other business to be brought before the Shareholder Meeting. However, if any other matters properly come before the Shareholder Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                       SHAREHOLDERS ARE URGED TO COMPLETE,
                    SIGN AND DATE THE ENCLOSED PROXY CARD AND
                      RETURN IT PROMPTLY. SHAREHOLDERS ARE
                  ENCOURAGED TO VOTE THEIR SHARES BY TELEPHONE
                            OR THROUGH THE INTERNET.

                                   APPENDICES

                                   APPENDIX A

     As of September 21, 2006, the outstanding shares of each Fund were as follows:

FUND NAME                                                   SHARES CLASS                         AMOUNT OF SHARES

CALIFORNIA DAILY TAX FREE INCOME FUND, INC.
Money Market Fund................................           Class A
Money Market Fund................................           Class B
Money Market Fund................................           Advantage California Tax Exempt
                                                            Liquidity Fund

CONNECTICUT DAILY TAX FREE INCOME FUND, INC.
Money Market Fund................................           Class A
Money Market Fund................................           Class B
Money Market Fund................................           J.P. Morgan Select Shares

INSTITUTIONAL DAILY INCOME FUND
U.S. Treasury Portfolio..........................           Class A
U.S. Treasury Portfolio..........................           Class B
U.S. Treasury Portfolio..........................           Pinnacle Class
Money Market Portfolio...........................           Class A
Money Market Portfolio...........................           Class B
Money Market Portfolio...........................           Pinnacle Class
Money Market Portfolio...........................           Pinnacle Class

NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
Money Market Fund................................           Class A
Money Market Fund................................           Class B
Money Market Fund................................           J.P. Morgan Select Shares

                                   APPENDIX B

                   CALIFORNIA DAILY TAX FREE INCOME FUND, INC.
                  CONNECTICUT DAILY TAX FREE INCOME FUND, INC.
                        DAILY TAX FREE INCOME FUND, INC.
                              DELAFIELD FUND, INC.
                       FLORIDA DAILY MUNICIPAL INCOME FUND
                         INSTITUTIONAL DAILY INCOME FUND
                     NEW JERSEY MUNICIPAL INCOME FUND, INC.
                        PAX WORLD MONEY MARKET FUND, INC.
                          SHORT TERM INCOME FUND, INC.
                 (each a "Fund," and collectively, the "Funds")

                          NOMINATING COMMITTEE CHARTER

I. ORGANIZATION AND GOVERNANCE.

     1. The Nominating Committee (the "Committee") is a committee of, and established by, each of the Boards of Directors(1) of the Funds (each a "Board"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent directors." For purposes of this Charter, independent directors shall mean directors who are not interested persons of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

     2. Committee meetings shall be held in accordance with the Fund's Bylaws as and when the Committee or the Board determines necessary or appropriate. Except as may be otherwise set forth in the Fund's Bylaws, the chairman, a co-chairman or any two members of the Committee may set the time and place of its meeting unless the Board shall otherwise provide.

     3. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person, by telephone, or other communication method by means of which all persons participating in the meeting can hear each other at the same time.

------------
(2) For purposes of this Charter, the term "directors" shall include "trustees."

II. BOARD NOMINATIONS AND FUNCTIONS.

     1. The Committee shall make recommendations for nominations for independent director membership on the Board to: (a) the incumbent independent director members, if all independent directors do not currently serve on the Committee, and (b) the full Board. The selection and nomination of independent directors shall be committed solely to the discretion of the independent directors. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment adviser and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisers or service providers.

     2. The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

     3. The Committee may, but shall not be required to, adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership. The Committee shall comply with any rules adopted from time to time by the Securities and Exchange Commission, and any applicable state and other laws, regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

     4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if the Committee is required by law to do so. Any such recommendations must be submitted in writing and addressed to the Committee at the Fund's offices. The Committee's policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders, is attached hereto as Appendix A.

III. COMMITTEE NOMINATIONS AND FUNCTIONS.

     1. The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

     2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

IV. OTHER POWERS AND RESPONSIBILITIES.

         1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, the Fund's Chief Compliance Officer, counsel, advisors and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

         2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel, other experts or consultants, and a third-party search firm to identify potential candidates, all at the expense of the Fund.

         3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

         4. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

                  Dated:  December 8, 2004

                                   APPENDIX a
      NOMINATING COMMITTEE POLICY REGARDING SELECTION OF DIRECTOR NOMINEES

     When a vacancy on the Board exists or is anticipated, or when the Committee deems it desirable to select a new or additional director, the Committee will consider any candidate for director recommended by a current shareholder if the Committee is required by law to do so. Any such recommendation must contain sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate's qualifications. The Committee, however, will not be required to solicit recommendations from the Fund's shareholders.

     The Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a director. In seeking candidates to consider for nomination to fill a vacancy on the Board, or when the Committee deems it desirable to select a new or additional director, the Committee expects to seek referrals from a variety of sources, including current directors, management of the Fund and counsel to the Fund. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.

     In evaluating candidates for a position on the Board, the Nominating Committee considers a variety of factors, including, as appropriate:

     (i) the candidate's knowledge in matters relating to the mutual fund industry;

     (ii) any experience possessed by the candidate as a director or senior officer of public companies;

    (iii) the candidate's educational background;

     (iv) the candidate's reputation for high ethical standards and personal and professional integrity;

     (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications;

     (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

    (vii) the candidate's ability to qualify as an independent director for purposes of the 1940 Act, the candidate's independence from the Fund's service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest;

   (viii) the candidate's age relative to any Fund's age limitation on nominations; and such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (E.G., whether or not a candidate is an "audit committee financial expert" under the federal securities laws).

     Prior to making a final recommendation to the Board, the Committee may conduct personal interviews with the candidates it concludes are the most qualified. Any candidates recommended by shareholders will be evaluated in the same manner.

                                              ezVote(SM) Consolidated Proxy Card

PROXY TABULATOR

     THIS FORM IS YOUR EZVOTE CONSOLIDATED PROXY. IT REFLECTS ALL OF YOUR ACCOUNTS REGISTERED TO THE SAME SOCIAL SECURITY OR TAX I.D. NUMBER AT THIS ADDRESS. BY VOTING AND SIGNING THE CONSOLIDATED PROXY CARD, YOU ARE VOTING ALL OF THESE ACCOUNTS IN THE SAME MANNER AS INDICATED ON THE REVERSE SIDE OF THE FORM.

                                     CALIFORNIA DAILY TAX FREE INCOME FUND, INC.
                                    CONNECTICUT DAILY TAX FREE INCOME FUND, INC.
                                                 INSTITUTIONAL DAILY INCOME FUND
                                    NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
                                     (each, a "Fund" and, together, the "Funds")
                                 PROXY FOR THE MEETING OF SHAREHOLDERS - 12/6/06

The undersigned shareholder(s) of the Funds, revoking previous proxies, hereby appoint(s) Richard De Sanctis and Rosanne Holtzer, and each of them (with full power of substitution), the proxies of the undersigned to attend the Meetings of Shareholders of the Funds to be held on December 6, 2006, at the offices of Reich & Tang Funds, 600 Fifth Avenue, New York, New York, at 10:00 a.m., Eastern Standard time, and any adjournments thereof (the "Meeting"), and to vote all of the shares of the Funds that the undersigned would be entitled to vote at the Meeting upon the proposal set forth herein with respect to each Fund and upon any other matter that may properly come before the Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned.

IF YOU SIGN THE PROXY WITHOUT OTHERWISE INDICATING A VOTE ON THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW. AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, THE SHARES WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THEIR JUDGMENT. The undersigned acknowledges receipt of the Notice of Meeting of Shareholders and the Proxy Statement. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES/DIRECTORS OF EACH FUND, WHICH UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

                                        Date October 7, 2006

                                              ---------------------------------

                                              ---------------------------------
                                              Signature(s) (Joint Owners)
                                              (PLEASE SIGN WITHIN BOX) Please
                                              print and sign exactly as your
                                              name(s) appear on this card to
                                              authorize the voting of your
                                              shares. When signing as attorney
                                              or executor, administrator,
                                              trustee or guardian, please give
                                              full title as such. If a
                                              corporation, please sign in full
                                              corporate name by president or
                                              other authorized officer. If a
                                              partnership, please sign in
                                              partnership name by authorized
                                              person. For joint accounts, each
                                              joint owner must sign.

        IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN
                             THE INDIVIDUAL BALLOTS

                             THREE EASY WAYS TO VOTE

                              To vote by Telephone

1) Read the Proxy Statement and have the Consolidated Proxy Card at hand.
2) Call [1- ]
3) Follow the simple instructions.

                               To vote by Internet

1) Read the Proxy Statement and have the Consolidated Proxy Card at hand.
2) Go to WWW.________.COM
3) Follow the simple instructions.

                                 To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the reverse side.
3) Sign, date and return the Consolidated Proxy Card using the enclosed envelope.

       IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD.

(STOP SIGN GRAPHIC)

IF YOU HAVE VOTED THE CONSOLIDATED PROXY CARD ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS ON THE REVERSE SIDE AND ANY ACCOMPANYING PAGES. IF YOU SIGN AND VOTE BOTH THE CONSOLIDATED PROXY CARD AND AN INDIVIDUAL BALLOT, YOUR VOTE ON THE CONSOLIDATED PROXY CARD WILL CONTROL INDIVIDUAL BALLOTS

                                                 INDIVIDUAL BALLOTS

                                              On the reverse side of this form
                                              (and on accompanying pages, if
                                              necessary) you will find
                                              individual ballots, one for each
                                              of your accounts for each fund of
                                              the Funds in which you own shares
                                              (an "Individual Ballot"). If you
                                              wish to vote each of these
                                              Individual Ballots separately,
                                              sign in the signature box below,
                                              mark each Individual Ballot to
                                              indicate your vote, detach the
                                              form at the perforation above and
                                              return the Individual Ballots
                                              portion only.

                                              NOTE: IF YOU CHOOSE
                                              TO VOTE EACH INDIVIDUAL BALLOT
                                              SEPARATELY, DO NOT RETURN THE
                                              CONSOLIDATED PROXY CARD ABOVE.

                                                      Date October 7, 2006

                                              ---------------------------------

                                              ---------------------------------
                                              Signature(s) (Joint Owners)
                                              (PLEASE SIGN WITHIN BOX) Please
                                              print and sign exactly as your
                                              name(s) appear on this card to
                                              authorize the voting of your
                                              shares. When signing as attorney
                                              or executor, administrator,
                                              trustee or guardian, please give
                                              full title as such. If a
                                              corporation, please sign in full
                                              corporate name by president or
                                              other authorized officer. If a
                                              partnership, please sign in
                                              partnership name by authorized
                                              person. For joint accounts, each
                                              joint owner must sign.

                                              ezVote(SM) Consolidated Proxy Card

               PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK
               OR NUMBER 2 PENCIL.                                  [X]
               PLEASE DO NOT USE FINE POINT PENS.

PROPOSAL 1: TO ELECT TRUSTEES/DIRECTORS FOR EACH FUND (ALL FUNDS)

                                                                                              WITHHOLD     FOR ALL
                                                                                   FOR ALL       ALL       EXCEPT*

Nominees For:             (01) Edward A. Kuczmarski, (02) Dr. W. Giles Mellon,
Independent Trustee       (03) Robert Straniere, Esq., (04) Dr. Yung Wong,
                          (05) Albert R. Dowden, (06) William Lerner,
                          (07) James L. Schultz and (08) Carl Frishling

Nominees For Interested   (09) Steven W. Duff                                        [ ]          [ ]         [ ]
Trustee

* To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the Nominee's number on the line below.

PROPOSAL 2: TO AMEND IDIF'S FUNDAMENTAL POLICY REGARDING LENDING (IDIF ONLY)

                                                                                     FOR       AGAINST

PROPOSAL 2 (Institutional Daily Income Fund Only): to amend fundamental
investment restriction no.14 regarding loans to read as follows:                     [ ]         [ ]

"The Fund may not make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies, (ii) the lending of its portfolio securities, (iii) the use of repurchase agreements, or (iv) the making of loans to affiliated funds as permitted by the 1940 Act, the rules and regulations thereunder, or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act."

 PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
        ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

      IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE
                               INDIVIDUAL BALLOTS

                               INDIVIDUAL BALLOTS

NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

                                                                    FOR ALL        WITHHOLD ALL    FOR ALL EXCEPT*

PROPOSAL 1: TO ELECT NINE TRUSTEES FOR THE INSTITUTIONAL
DAILY INCOME FUND, INC.                                                [ ]             [ ]                [ ]

 (See instructions and Nominee list on consolidated ballot.)

* EXCEPT ___________________________________


                                                                                         FOR             AGAINST
PROPOSAL 2 : TO AMEND FUNDAMENTAL INVESTMENT RESTRICTION NO.14 REGARDING LOANS
TO READ AS FOLLOWS:                                                                      [ ]                [ ]

"The Fund may not make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies, (ii) the lending of its portfolio securities, (iii) the use of repurchase agreements, or (iv) the making of loans to affiliated funds as permitted by the 1940 Act, the rules and regulations thereunder, or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act."

FUND NAME PRINTS HERE

                               INDIVIDUAL BALLOTS

NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

                                                                    FOR ALL        WITHHOLD ALL    FOR ALL EXCEPT*

PROPOSAL: TO ELECT NINE DIRECTORS FOR THE CONNECTICUT DAILY
TAX FREE INCOME FUND, INC.                                             [ ]             [ ]                [ ]
(See instructions and Nominee list on consolidated ballot.)

* EXCEPT ___________________________________

FUND NAME PRINTS HERE

                               INDIVIDUAL BALLOTS

NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

                                                                    FOR ALL        WITHHOLD ALL    FOR ALL EXCEPT*

PROPOSAL: TO ELECT NINE DIRECTORS FOR THE CALIFORNIA DAILY
TAX FREE FUND                                                          [ ]              [ ]                [ ]

(See instructions and Nominee list on consolidated ballot.)

* EXCEPT ___________________________________

FUND NAME PRINTS HERE

                               INDIVIDUAL BALLOTS

NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
PLEASE DO NOT USE FINE POINT PENS.
                                                                    FOR ALL        WITHHOLD ALL    FOR ALL EXCEPT*

PROPOSAL: TO ELECT DIRECTORS FOR THE NEW JERSEY DAILY
MUNICIPAL INCOME FUND, INC.                                           [ ]              [ ]                [ ]

(See instructions and Nominee list on consolidated ballot.)

* EXCEPT ___________________________________

FUND NAME PRINTS HERE